                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                March 17, 1997



                            Wang Laboratories, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
              --------------------------------------------------
                (State or other jurisdiction of incorporation)



          1-5677                                               04-2192707
--------------------------                     --------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)



          600 Technology Park Drive, Billerica, Massachusetts   01821
        ---------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code (508) 967-5000
                                                          --------------

Item 2.   DISPOSITION OF ASSETS

          On March 17, 1997, Wang Laboratories, Inc. (the "Company") completed the sale of its software business unit to Eastman Kodak Company ("Kodak") for $260.0 million in cash. The business sold to Kodak includes Wang's software business unit management, employees, products, technology, customers, partners, as well as its sales, marketing and research and development organizations worldwide. The consideration paid to the Company was determined through arms-length negotiations between the Company and Kodak. The Company will record a nonrecurring gain in the quarter ending March 31, 1997, although the actual amount of the gain has not yet been determined. A press release prepared by the Company is attached hereto as Exhibit 99.1 and a copy of the Asset Purchase Agreement, as amended, is attached hereto as Exhibit 10.1. The foregoing description is qualified in its entirety by reference to the copy of the Asset Purchase Agreement.

Item 5.   OTHER INFORMATION

          In connection with the sale of the software business unit, the Company's Board of Directors completed its review of the Company's strategic focus, core competencies and key assets to compete successfully in the global information technology services market as a network and desktop integration and services company. This review included an evalution by the Board of Mr. Tucci's contributions to the Company as the leader and architect of its global strategy. The Board also assessed Mr. Tucci's leadership and vision in guiding the Company through its emergence from Chapter 11 and its transformation through a number of revenue-enhancing and value-building software and services acquisitions, culminating with the sale of the software business to Eastman Kodak Company.

          In acknowledgment of his accomplishments, and in recognition of his commitment to the Company, the Board has approved certain modifications to Mr. Tucci's employment agreement. These include an increase in annual base salary to $750,000, the grant of additional equity incentives in the form of both stock options and restricted stock grants and an immediate payment of a $4 million performance and retention bonus, all of which are intended to ensure Mr. Tucci's continued service to the Company. The enhancements set Mr. Tucci's base compensation at a level which is comparable to that of other CEOs in similar situations and more closely ties a majority of Mr. Tucci's future compensation to an increase in shareholder value. The last comprehensive restatement of Mr. Tucci's employment agreement occurred on March 9, 1993.

          A press release prepared by the Company is attached hereto as
          Exhibit 99.2.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Unaudited Pro Forma Financial Information
               -----------------------------------------

               Pro Forma Condensed Balance Sheet as of December 31, 1996

               Pro Forma Condensed Statement of Operations for the six months ended December 31, 1996

               Pro Forma Condensed Statement of Operations for the year ended June 30, 1996

               Pro Forma Condensed Statement of Operations for the year ended June 30, 1995

               Notes to Pro Forma Condensed Financial Statements

          (b)  Exhibits
               --------

              Item No.     Description
              --------     -----------

              10.1 Asset Purchase Agreement between Wang Laboratories, Inc. and Eastman Kodak Company dated January 29, 1997, as amended on March 17, 1997

              99.1 Press Release - Wang Completes Sale of its Software Business to Kodak


              99.2         Press Release - Wang Structures for Global Growth

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WANG LABORATORIES, INC.



March 28, 1997                         By: /s/ Franklyn A. Caine
                                           ---------------------
                                           Franklyn A. Caine
                                           Executive Vice President and
                                           Chief Financial Officer

                              PRO FORMA CONDENSED
                              FINANCIAL STATEMENTS


The Pro Forma Condensed Balance Sheet reflects the consolidated balance sheet of the Company as of December 31, 1996 as if the sale of the Company's software business unit to Kodak had been consummated on December 31, 1996. The Pro Forma Condensed Statements of Operations for the six months ended December 31, 1996 and each of the years ended June 30, 1996 and 1995 reflect the consolidated results of operations of the Company as if the sale of the software business unit had been consummated on July 1, 1994. The Company intends to reclassify the historical results of the software business unit to discontinued operations in its consolidated statements of operations. Pro forma results for the year ended June 30, 1994 are not presented since the Company's operating results, excluding those related to the software business unit, would not be materially different than the results actually reported.

The pro forma information does not purport to be indicative of the financial position or results of operations that would have been attained had the sale occurred on the dates indicated nor of future results of operations of the Company. The pro forma condensed financial statements should be read in conjunction with the separate unaudited and audited financial statements and notes thereto of Wang Laboratories, Inc. included in its Quarterly Report on Form 10-Q for the six months ended December 31, 1996 and its Annual Report on Form 10-K for the year ended June 30, 1996.

                       PRO FORMA CONDENSED BALANCE SHEET
                               DECEMBER 31, 1996
                                  (Unaudited)
                             (Dollars in millions)



                                                         Divested
                                         Historical      Software          Pro Forma     Pro Forma
                                            Wang     Business Unit (1)  Adjustments (2)    Wang
                                         ----------  -----------------  ---------------  ---------
  Assets
  Current assets
    Cash and equivalents                   $   73.4             $  --          $ 149.1    $  222.5
    Accounts receivable, net                  309.0              27.5               --       281.5
    Inventories                                22.3               0.3               --        22.0
    Other current assets                       50.3               1.5             (0.5)       48.3
                                           --------             -----          -------    --------

       Total current assets                   455.0              29.3            148.6       574.3

  Depreciable assets, net                     138.5               5.9               --       132.6
  Intangible assets, net                      397.4              31.1            (45.8)      320.5
  Other                                        64.4               1.4            (21.3)       41.7
                                           --------             -----          -------    --------

       Total assets                        $1,055.3             $67.7          $  81.5    $1,069.1
                                           ========             =====          =======    ========

Liabilities and stockholders' equity
  Current liabilities
    Amounts due under revolving
      credit facility                      $  104.1             $  --          $(104.1)   $     --
    Borrowings due within one year             61.2                --               --        61.2
    Accounts payable, accrued
      expenses and other                      319.4              15.7             23.6       327.3
    Deferred service revenue                   74.8               3.8               --        71.0
                                           --------             -----          -------    --------

       Total current liabilities              559.5              19.5            (80.5)      459.5


  Long-term liabilities                        86.4               1.0              2.5        87.9

  Series A preferred stock                     85.1                --               --        85.1

  Stockholders' equity                        324.3              47.2            159.5       436.6
                                           --------             -----          -------    --------

  Total liabilities and stockholders'
    equity                                 $1,055.3             $67.7          $  81.5    $1,069.1
                                           ========             =====          =======    ========

             See Notes to Pro Forma Condensed Financial Statements

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                  (Unaudited)
                  (Dollars in millions, except per share data)

                                                     Divested
                                    Historical       Software              Pro Forma            Pro Forma
                                       Wang      Business Unit (3)        Adjustments              Wang
                                    -----------  -----------------   ----------------------    -----------

Net revenue                             $654.4             $ 39.3        $    --               $   615.1

Costs and expenses
  Cost of revenues                       474.4               17.3             --                   457.1
  Research and development                15.8               13.9             --                     1.9
  Selling, general and
     administrative                      130.7               28.9             --                   101.8
  Acquisition-related charges             29.1                1.7             --                    27.4
  Amortization of acquisition
     and fresh-start intangibles          23.2                3.7             --  (4)               19.5
                                    -----------  -----------------       ---------            ----------
     Total costs and expenses            673.2               65.5             --                   607.7
                                    -----------  -----------------       ---------            ----------

Operating income (loss)                  (18.8)             (26.2)            --                     7.4

Other (income) expense                     1.7                0.1             --  (5)                1.6
                                    -----------  -----------------       ---------            ----------
Income (loss) before
  income taxes                           (20.5)             (26.3)            --                     5.8
Provision (benefit) for income
   taxes                                   1.4               (1.6)            --                     3.0
                                    -----------  -----------------       ---------            ----------
Net income (loss)                        (21.9)             (24.7)            --                     2.8
Accretion and dividends on
  preferred stock                         (7.0)                --             --                    (7.0)
                                    -----------  -----------------       ---------           -----------
Net income (loss) applicable
  to common stockholders                $(28.9)            $(24.7)       $    --               $    (4.2)
                                    ===========  =================       =========           ===========
Weighted average shares
  outstanding                             36.7                                                      36.7
                                    ===========                                              ===========

Net loss per share                      $(0.79)                                                $   (0.11)
                                    ===========                                              ===========


             See Notes to Pro Forma Condensed Financial Statements

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996
                                  (Unaudited)
                  (Dollars in millions, except per share data)


                                                     Divested
                                    Historical       Software              Pro Forma            Pro Forma
                                       Wang      Business Unit (3)        Adjustments              Wang
                                    -----------  -----------------   ----------------------    -----------
    Net revenue                        $1,089.8     $ 75.9                $      --             $1,013.9

    Costs and expenses
      Cost of revenues                    732.4       35.2                       --                697.2
      Research and development             33.7       28.7                       --                  5.0
      Selling, general and
       administrative                     250.7       61.8                       --                188.9
      Acquisition-related charges          27.2       27.2                       --                   --
      Amortization of acquisition
       and fresh-start intangibles         43.3        8.1                       --  (4)            35.2
                                    -----------    -------                ----------         -----------
        Total costs and expenses        1,087.3      161.0                       --                926.3
                                    -----------    -------                ----------         -----------

    Operating income (loss)                 2.5      (85.1)                      --                 87.6

    Other (income) expense                 (7.9)       0.7                       --  (5)            (8.6)
                                    -----------    -------                ----------         -----------
    Income (loss) before
       income taxes                        10.4      (85.8)                      --                 96.2
    Provision (benefit) for income
       taxes                               11.0      (20.4)                      --                 31.4
                                    -----------    -------                ----------         -----------
    Net income (loss)                      (0.6)     (65.4)                      --                 64.8
    Accretion and dividends on
      preferred stock                     (22.6)        --                       --                (22.6)
                                    -----------    -------                ----------         -----------
    Net income (loss) applicable
      to common stockholders           $  (23.2)    $(65.4)               $      --             $   42.2
                                    ===========    =======                ==========         ===========
    Weighted average shares
      outstanding                          36.3                                                     36.3
                                    ===========                                              ===========
    Net income (loss) per share        $  (0.64)                                                $   1.16
                                    ===========                                              ===========


             See Notes to Pro Forma Condensed Financial Statements

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1995
                                  (Unaudited)
                  (Dollars in millions, except per share data)


                                                     Divested
                                    Historical       Software              Pro Forma            Pro Forma
                                       Wang      Business Unit (3)        Adjustments              Wang
                                    -----------  -----------------   ----------------------    -----------
Net revenue                           $  947.2        $ 45.3                $  --                $901.9

Costs and expenses
  Cost of revenues                       656.2          26.8                   --                 629.4
  Research and development                31.5          23.5                   --                   8.0
  Selling, general and
     administrative                      230.0          50.3                   --                 179.7
  Acquisition-related charges             64.2           8.6                   --                  55.6
  Amortization of acquisition
     and fresh-start intangibles          32.0           7.5                   --  (4)             24.5
                                    -----------       ------               -------          -----------
     Total costs and expenses          1,013.9         116.7                   --                 897.2
                                    -----------       ------               -------          -----------
Operating income (loss)                  (66.7)        (71.4)                  --                   4.7

Other (income) expense                    (9.0)           --                   --  (5)             (9.0)
                                    -----------       ------               -------          -----------
Income (loss) before
  income taxes                           (57.7)        (71.4)                  --                  13.7
Provision (benefit) for income
   taxes                                   3.6         (17.5)                  --                  21.1
                                    -----------       ------               -------          -----------
Net income (loss)                        (61.3)        (53.9)                  --                  (7.4)
Accretion and dividends on
  preferred stock                         (8.7)           --                   --                  (8.7)
                                    -----------       ------               -------          -----------
Net income (loss) applicable
  to common stockholders              $  (70.0)       $(53.9)              $   --                $(16.1)
                                    ===========       ======               =======          ===========
Weighted average shares
  outstanding                             34.2                                                     34.2
                                     ==========                                             ===========
Net income (loss) per share           $  (2.04)                                                  $(0.47)
                                     ==========                                             ===========


             See Notes to Pro Forma Condensed Financial Statements

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1) Balance sheet of the software business unit as of December 31, 1996, reflecting the assets sold to and liabilities assumed by the buyer pursuant to the Asset Purchase Agreement, as amended on March 17, 1997, and assets held by the Company allocable to the software business unit which will be eliminated as a result of the sale.

(2) The Pro Forma Condensed Balance Sheet includes the following adjustments to reflect the disposition of the software business unit as if the sale had occurred at December 31, 1996.

                                                        Increase (Decrease) in Balance Sheet Accounts
                                        ---------------------------------------------------------------------------
                                           Calculation
                                          of Estimated              Other       Revolving         Other
                                              Gain         Cash     Assets   Credit Facility   Liabilities  Equity
                                          -------------  --------  --------  ----------------  -----------  -------
 Proceeds                                       $260.0    $155.9                $(104.1)
  Net book value of software
   business unit                                 (47.2)                                                      $ 47.2
Transaction costs                                (34.5)     (6.8)   $ (0.5)                          $21.9      5.3
                                                ------
Pre-tax gain                                     178.3
Provision for income taxes                       (71.3)              (67.1)                            4.2
                                                ------
Net gain                                        $107.0                                                        107.0
                                                ======   -------   -------      -------             ------   ------

Balance sheet totals                                      $149.1    $(67.6)     $(104.1)             $26.1   $159.5
                                                         =======   =======      =======             ======   ======

(3) Statements of operations of the software business unit for the periods presented, which will be classified as discontinued operations as a result of the sale of the software business unit to Kodak.

(4) As a result of the Company's ability to utilize its available pre-confirmation net operating loss carryforwards to offset taxable income expected from this transaction, the anticipated provision for income taxes of $71.3 million consists of $4.2 million of cash expense and $67.1 million of non-cash expense. Under FASB 109, "Accounting for Income Taxes", the non-cash provision for income taxes is expected to eliminate the balance of the Company's remaining fresh-start intangible assets. The Pro Forma Condensed Statements of Operations do not reflect the reduction of the annual amortization expense of these assets expected as a result of this transaction. Amortization expense related to these assets amounted to $7.3 million for the six months ended December 31, 1996 and $19.1 million for each of the years ended June 30, 1996 and 1995.

(5) The Pro Forma Statements of Operations do not reflect the reduction to interest expense due to the Company's anticipated repayment of its outstanding revolving credit facility or interest income on the cash generated from the sale.

                                 EXHIBIT INDEX
                                 -------------


              Item No.     Description
              --------     -----------

              10.1 Asset Purchase Agreement between Wang Laboratories, Inc. and Eastman Kodak Company dated January 29, 1997, as amended on March 17, 1997

              99.1 Press Release - Wang Completes Sale of its Software Business to Kodak

              99.2         Press Release - Wang Structures for Global Growth